EXHIBIT 99


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                                      Dollars          Original     % of Balance
Number of Loans                   Outstanding            Amount     over 80 OLTV
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1,270                          500,446,487.04    501,792,420.00             2.27

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Summary                               Wgt Avg               Max      NonZero Min
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Average UPB                        394,052.35      1,820,000.00        57,000.00
Gross Coupon                            5.328             6.125            3.875
Original Term                         359.878               360              240
Stated Remaining Term                 357.993               360              238
Original LTV                           70.595               100            16.52
FICO                                  743.829               817              588
Seasoning                               1.885                16                0
Margin                                   2.75              2.75             2.75
Minimum Rate                             2.75              2.75             2.75
Maximum Rate                           10.329            11.125            8.875
Initial Cap                                 5                 5                5
Months to Next Rate Change             82.115                84               68
Periodic Cap                                2                 2                2
Origination YR                           2004              2005             2003
First Payment Date                   2/3/2005          4/1/2005        12/1/2003
First Rate Change Date               1/4/2012          3/1/2012        11/1/2010
Next Rate Change Date                1/4/2012          3/1/2012        11/1/2010


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Coupon Distribution                                                                                  CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                                                 2        632,905.66             0.13       3.875    734.439     84.375
4.000 - 4.499                                                18      6,615,090.19             1.32       4.302    762.237      76.89
4.500 - 4.999                                               120     50,038,153.63               10        4.75    748.597     74.178
5.000 - 5.499                                               572    240,597,024.44            48.08       5.248    744.617     70.363
5.500 - 5.999                                               555    201,419,713.12            40.25       5.602    741.225     69.693
6.000 - 6.499                                                 3      1,143,600.00             0.23       6.066    726.741     77.342
WtAvg (excludes zero and neg values) : 5.328              1,270    500,446,487.04              100       5.328    743.829     70.595


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Loan Amt Distribution                                                                                CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 60,000.00                                         2        117,000.00             0.02       5.622    775.051     61.563
70,000.01 - 80,000.00                                         3        233,253.78             0.05       5.583    793.378     57.651
80,000.01 - 90,000.00                                         6        506,015.32              0.1       5.561    731.795       55.5
90,000.01 - 100,000.00                                       11      1,065,035.11             0.21       5.422    752.538     63.055
100,000.01 - 125,000.00                                      32      3,742,039.55             0.75       5.503    751.715     69.701
125,000.01 - 150,000.00                                      45      6,163,827.23             1.23       5.423    753.297     72.104
150,000.01 - 175,000.00                                      50      8,106,023.80             1.62        5.44    736.248     75.142
175,000.01 - 200,000.00                                      68     12,821,911.98             2.56       5.407    748.204     71.467
200,000.01 - 225,000.00                                      42      9,042,931.81             1.81       5.478    743.094     71.262
225,000.01 - 250,000.00                                      59     14,043,834.77             2.81       5.397    746.553     73.851
250,000.01 - 275,000.00                                      54     14,149,001.08             2.83       5.355    747.308     74.792
275,000.01 - 300,000.00                                      74     21,348,309.69             4.27       5.342    749.772     73.023
300,000.01 - 359,650.00                                     181     61,108,086.35            12.21       5.331    740.316     71.743
359,650.01 - 400,000.00                                     119     45,526,565.89              9.1       5.277    742.291     71.455
400,000.01 - 500,000.00                                     219     98,307,607.80            19.64       5.315    741.468     73.267
500,000.01 - 600,000.00                                     149     81,925,759.73            16.37       5.334    744.097     70.238
600,000.01 - 700,000.00                                      72     46,725,399.54             9.34         5.3    746.433     70.264
700,000.01 - 800,000.00                                      27     20,481,506.85             4.09       5.199    736.085     67.528
800,000.01 - 900,000.00                                      22     18,730,124.84             3.74       5.332    745.109     67.372
900,000.01 -1,000,000.00                                     30     29,145,635.36             5.82       5.314    748.214     58.892
>1,000,000.00                                                 5      7,156,616.56             1.43       5.455    753.777     62.151
Total:                                                    1,270    500,446,487.04              100       5.328    743.829     70.595


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Product Type                                                                                         CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
7-1 CMT Arm (IO)                                          1,073    406,749,005.67            81.28       5.346    746.032     70.709
7-1 CMT Arm                                                 197     93,697,481.37            18.72       5.253    734.262       70.1
Total:                                                    1,270    500,446,487.04              100       5.328    743.829     70.595


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FICO distribution                                                                                    CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
575 - 599.99                                                  1        484,895.18              0.1         5.5        588         70
600 - 619.99                                                  2      1,670,359.34             0.33        5.01    613.918     65.783
620 - 649.99                                                 10      3,987,045.40              0.8       5.541    636.747     76.754
650 - 679.99                                                 50     23,294,368.88             4.65       5.422    666.753     69.719
680 - 699.99                                                131     48,502,988.38             9.69       5.331    689.973     71.885
700 - 749.99                                                444    169,949,138.50            33.96       5.348     726.08      71.16
750 - 799.99                                                573    232,256,096.45            46.41       5.303     773.41     70.142
800+                                                         59     20,301,594.91             4.06       5.325    806.531     68.165
WtAvg (excludes zero and neg values) : 743.829            1,270    500,446,487.04              100       5.328    743.829     70.595


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Original LTV                                                                                         CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
0 - 60.00                                                   225     95,893,672.94            19.16       5.363    745.777     49.117
60.01 - 70.00                                               217    104,452,274.14            20.87        5.36     743.27     66.357
70.01 - 80.00                                               791    288,722,819.07            57.69       5.306    744.115     78.525
80.01 - 85.00                                                 7      2,982,271.43              0.6       5.109    706.812     83.095
85.01 - 90.00                                                20      5,470,462.46             1.09       5.328     727.07     89.186
90.01 - 95.00                                                 9      2,289,987.00             0.46       5.501    737.533     94.562
95.01 - 100.00                                                1        635,000.00             0.13       5.375        752        100
WtAvg (excludes zero and neg values) : 70.595             1,270    500,446,487.04              100       5.328    743.829     70.595


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Property Type                                                                                        CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
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
SINGLE FAM DWELLING                                       1,062    431,466,998.91            86.22       5.323    742.975     70.241
LOWRISE CONDO SF                                            145     46,458,357.52             9.28        5.35    746.562     74.273
HIGHRISE CONDO SF                                            38     14,342,437.43             2.87        5.38    760.084     69.687
PUD                                                          13      3,795,893.06             0.76       5.428    728.644     70.432
CO-OP                                                         7      2,616,213.29             0.52       5.291    762.784     68.498
TWO FAMILY                                                    5      1,766,586.83             0.35       5.467    753.031     70.967
Total:                                                    1,270    500,446,487.04              100       5.328    743.829     70.595



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Occupancy Type                                                                                       CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
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
PRIMARY                                                   1,192    473,404,685.58             94.6       5.325    743.013      70.56
SECOND HOME                                                  78     27,041,801.46              5.4       5.388    758.107     71.207
Total:                                                    1,270    500,446,487.04              100       5.328    743.829     70.595



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Lien Priority                                                                                        CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                  1,270    500,446,487.04              100       5.328    743.829     70.595
Total:                                                    1,270    500,446,487.04              100       5.328    743.829     70.595



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Original Term                                                                                        CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
181 - 240                                                     1        510,750.00              0.1        5.25        809         75
241 - 360                                                 1,269    499,935,737.04             99.9       5.328    743.762      70.59
WtAvg (excludes zero and neg values) : 359.878            1,270    500,446,487.04              100       5.328    743.829     70.595



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Stated Remaining Term                                                                                CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
205 - 240                                                     1        510,750.00              0.1        5.25        809         75
313 - 348                                                     1        903,503.66             0.18       5.125        613      57.96
349 - 360                                                 1,268    499,032,233.38            99.72       5.329    743.999     70.613
WtAvg (excludes zero and neg values) : 357.993            1,270    500,446,487.04              100       5.328    743.829     70.595



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Purpose Type                                                                                         CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
REFI EQUITY TAKEOUT                                         192     73,471,949.51            14.68       5.472    730.462     62.288
PURCHASE                                                    820    315,237,579.64            62.99       5.278    748.487      74.45
RATE/TERM REFINANCE                                         258    111,736,957.89            22.33       5.376    739.474     65.181
Total:                                                    1,270    500,446,487.04              100       5.328    743.829     70.595



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Documentation code                                                                                   CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
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
Full Doc                                                    654    267,219,270.38             53.4       5.348    737.943     71.494
Income Only                                                  50     21,327,089.12             4.26       5.349    734.756     66.637
Asset Only                                                  434    165,373,951.78            33.05       5.349     749.84     68.904
No Doc                                                      132     46,526,175.76              9.3       5.131    760.422     73.256
Total:                                                    1,270    500,446,487.04              100       5.328    743.829     70.595



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IO Flag                                                                                              CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
io                                                        1,073    406,749,005.67            81.28       5.346    746.032     70.709
am                                                          197     93,697,481.37            18.72       5.253    734.262       70.1
Total:                                                    1,270    500,446,487.04              100       5.328    743.829     70.595



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IO Term                                                                                              CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
N/A                                                         197     93,697,481.37            18.72       5.253    734.262       70.1
84                                                        1,073    406,749,005.67            81.28       5.346    746.032     70.709
Total:                                                    1,270    500,446,487.04              100       5.328    743.829     70.595



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Seasoning                                                                                            CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
000 - 006                                                 1,261    496,471,869.08            99.21       5.331    744.112     70.634
007 - 012                                                     8      3,071,114.30             0.61       5.047     736.52     67.996
013 - 018                                                     1        903,503.66             0.18       5.125        613      57.96
WtAvg (includes zeros but excludes neg values) : 1.885    1,270    500,446,487.04              100       5.328    743.829     70.595



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Relo Flag                                                                                            CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
Non-Relo                                                  1,169    457,496,545.72            91.42        5.37    743.672     69.982
Relo                                                        101     42,949,941.32             8.58       4.885    745.501     77.117
Total:                                                    1,270    500,446,487.04              100       5.328    743.829     70.595



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State                                                                                                CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
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
California                                                  374    181,317,849.97            36.23       5.387    740.378     66.978
Virginia                                                     91     35,457,915.97             7.09       5.269    746.689     71.778
Florida                                                      83     25,822,179.26             5.16       5.355    749.915      73.28
New Jersey                                                   66     25,512,476.25              5.1       5.297    748.878      72.99
Other                                                       656    232,336,065.59            46.43       5.293    744.854     72.675
Total:                                                    1,270    500,446,487.04              100       5.328    743.829     70.595



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Next Rate Change Dates (3 month range)                                                               CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
NOV-2010-JAN-2011                                             1        903,503.66             0.18       5.125        613      57.96
MAY-2011-JUL-2011                                             5      1,948,761.79             0.39       4.853    750.094     65.192
AUG-2011-OCT-2011                                            27     10,981,295.67             2.19       5.322    732.515     73.238
NOV-2011-JAN-2012                                           671    262,310,604.55            52.42       5.313    741.875     69.767
FEB-2012-APR-2012                                           566    224,302,321.37            44.82       5.352     747.14     71.531
Total:                                                    1,270    500,446,487.04              100       5.328    743.829     70.595



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Lifetime Cap Rates (%)                                                                               CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                                                 2        632,905.66             0.13       3.875    734.439     84.375
9.000 - 9.499                                                18      6,615,090.19             1.32       4.302    762.237      76.89
9.500 - 9.999                                               120     50,038,153.63               10        4.75    748.597     74.178
10.000 - 10.499                                             571    240,277,074.70            48.01       5.248     744.62     70.351
10.500 - 10.999                                             555    201,419,713.12            40.25       5.602    741.225     69.693
11.000 - 11.499                                               4      1,463,549.74             0.29       5.833    730.077     77.923
WtAvg (excludes zero and neg values) : 10.329             1,270    500,446,487.04              100       5.328    743.829     70.595



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Lifetime Floor Rates (%)                                                                             CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
2.500 - 2.999                                             1,270    500,446,487.04              100       5.328    743.829     70.595
WtAvg (excludes zero and neg values) : 2.750              1,270    500,446,487.04              100       5.328    743.829     70.595



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Initial Periodic Rate Caps                                                                           CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
5                                                         1,270    500,446,487.04              100       5.328    743.829     70.595
Total:                                                    1,270    500,446,487.04              100       5.328    743.829     70.595



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Subsequent Periodic Rate Caps                                                                        CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
2                                                         1,270    500,446,487.04              100       5.328    743.829     70.595
Total:                                                    1,270    500,446,487.04              100       5.328    743.829     70.595



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Months To Next Rate Change Date                                                                      CURR RATE       FICO       OLTV
                                                              #          Curr UPB          % Total          WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
68                                                            1        903,503.66             0.18       5.125        613      57.96
74                                                            3      1,257,988.91             0.25       4.804    749.883     61.268
75                                                            1        350,000.00             0.07        5.25        749      64.88
76                                                            1        340,772.88             0.07       4.625        752         80
77                                                            3      1,122,352.51             0.22       5.385    712.952     72.864
78                                                            5      2,056,473.40             0.41       5.158    747.617         80
79                                                           19      7,802,469.76             1.56       5.357    731.348      71.51
80                                                           84     35,442,536.69             7.08       5.297    745.609     67.296
81                                                          125     52,319,323.98            10.45       5.291    739.321     69.227
82                                                          462    174,548,743.88            34.88       5.323    741.882     70.431
83                                                          508    203,386,380.97            40.64       5.355      746.6     71.328
84                                                           58     20,915,940.40             4.18       5.322    752.387     73.502
WtAvg (excludes zero and neg values) : 82.115             1,270    500,446,487.04              100       5.328    743.829     70.595

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                                      Dollars          Original     % of Balance
Number of Loans                   Outstanding            Amount     over 80 OLTV
--------------------------------------------------------------------------------
640                            346,397,268.17    347,609,226.00             1.83



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Summary                               Wgt Avg               Max      NonZero Min
--------------------------------------------------------------------------------
Average UPB                        541,245.73      1,820,000.00       229,125.00
Gross Coupon                            5.308             6.125            4.125
Original Term                         359.823               360              240
Stated Remaining Term                 357.975               360              238
Original LTV                           69.863               100            19.51
FICO                                  743.441               817              588
Seasoning                               1.849                16                0
Margin                                   2.75              2.75             2.75
Minimum Rate                             2.75              2.75             2.75
Maximum Rate                           10.308            11.125            9.125
Initial Cap                                 5                 5                5
Months to Next Rate Change             82.151                84               68
Periodic Cap                                2                 2                2
Origination YR                           2004              2005             2003
First Payment Date                   2/4/2005          4/1/2005        12/1/2003
First Rate Change Date               1/5/2012          3/1/2012        11/1/2010
Next Rate Change Date                1/5/2012          3/1/2012        11/1/2010



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Coupon Distribution                                         #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
4.000 - 4.499                                              10      4,746,331.92             1.37         4.307      763.5     76.834
4.500 - 4.999                                              72     37,213,732.49            10.74         4.745    748.186     74.084
5.000 - 5.499                                             325    177,609,793.73            51.27         5.245    744.501     69.549
5.500 - 5.999                                             232    126,221,410.03            36.44         5.598    740.162      68.75
6.000 - 6.499                                               1        606,000.00             0.17         6.125        667      79.95
WtAvg (excludes zero and neg values) : 5.308              640    346,397,268.17              100         5.308    743.441     69.863



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Loan Amt Distribution                                       #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
225,000.01 - 250,000.00                                     1        229,125.00             0.07         5.625        761      76.48
300,000.01 - 359,650.00                                     2        718,600.17             0.21          5.25    724.975     67.506
359,650.01 - 400,000.00                                   117     44,749,667.18            12.92         5.275    742.018     71.553
400,000.01 - 500,000.00                                   215     96,534,832.94            27.87         5.312     741.22     73.431
500,000.01 - 600,000.00                                   149     81,925,759.73            23.65         5.334    744.097     70.238
600,000.01 - 700,000.00                                    72     46,725,399.54            13.49           5.3    746.433     70.264
700,000.01 - 800,000.00                                    27     20,481,506.85             5.91         5.199    736.085     67.528
800,000.01 - 900,000.00                                    22     18,730,124.84             5.41         5.332    745.109     67.372
900,000.01 -1,000,000.00                                   30     29,145,635.36             8.41         5.314    748.214     58.892
>1,000,000.00                                               5      7,156,616.56             2.07         5.455    753.777     62.151
Total:                                                    640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
Product Type                                                #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
7-1 CMT Arm (IO)                                          471    260,192,787.89            75.11         5.328    745.986     69.659
7-1 CMT Arm                                               169     86,204,480.28            24.89         5.248    735.757     70.478
Total:                                                    640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
FICO distribution                                           #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
575 - 599.99                                                1        484,895.18             0.14           5.5        588         70
600 - 619.99                                                2      1,670,359.34             0.48          5.01    613.918     65.783
620 - 649.99                                                7      3,151,474.93             0.91         5.606    636.954     77.279
650 - 679.99                                               35     19,043,066.60              5.5         5.417    666.852     68.393
680 - 699.99                                               63     31,378,997.48             9.06         5.329    689.988     72.196
700 - 749.99                                              211    113,652,766.08            32.81         5.322    726.416     69.874
750 - 799.99                                              300    165,388,428.00            47.75         5.282    773.484     69.404
800+                                                       21     11,627,280.56             3.36         5.277     806.15     70.968
WtAvg (excludes zero and neg values) : 743.441            640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
Original LTV                                                #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
0 - 60.00                                                 119     70,606,079.30            20.38         5.354    743.144     49.701
60.01 - 70.00                                             137     82,837,623.08            23.91         5.335    744.733     66.447
70.01 - 80.00                                             370    186,620,777.09            53.87         5.279    743.899     78.372
80.01 - 85.00                                               6      2,737,971.43             0.79         5.085    705.011     83.169
85.01 - 90.00                                               5      2,134,455.27             0.62         5.514    701.049     89.669
90.01 - 95.00                                               2        825,362.00             0.24         5.471    765.847         95
95.01 - 100.00                                              1        635,000.00             0.18         5.375        752        100
WtAvg (excludes zero and neg values) : 69.863             640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
Property Type                                               #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
SINGLE FAM DWELLING                                       570    310,746,946.09            89.71         5.307     742.46     69.504
LOWRISE CONDO SF                                           46     22,354,997.95             6.45         5.276    749.576     75.501
HIGHRISE CONDO SF                                          14      8,536,617.88             2.46         5.416    766.503     68.957
CO-OP                                                       5      2,178,813.29             0.63         5.275    760.118     67.977
PUD                                                         4      1,774,892.96             0.51         5.424    717.493     68.225
TWO FAMILY                                                  1        805,000.00             0.23           5.5        719         70
Total:                                                    640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
Occupancy Type                                              #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
PRIMARY                                                   613    331,596,729.92            95.73         5.305    742.667     69.857
SECOND HOME                                                27     14,800,538.25             4.27         5.393    760.779     69.982
Total:                                                    640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
Lien Priority                                               #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                  640    346,397,268.17              100         5.308    743.441     69.863
Total:                                                    640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
Original Term                                               #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
181 - 240                                                   1        510,750.00             0.15          5.25        809         75
241 - 360                                                 639    345,886,518.17            99.85         5.308    743.344     69.855
WtAvg (excludes zero and neg values) : 359.823            640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
Stated Remaining Term                                       #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
205 - 240                                                   1        510,750.00             0.15          5.25        809         75
313 - 348                                                   1        903,503.66             0.26         5.125        613      57.96
349 - 360                                                 638    344,983,014.51            99.59         5.309    743.685     69.886
WtAvg (excludes zero and neg values) : 357.975            640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
Purpose Type                                                #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
REFI EQUITY TAKEOUT                                        88     47,047,032.80            13.58         5.451    729.012      63.37
PURCHASE                                                  400    212,626,267.49            61.38         5.254    748.339     73.619
RATE/TERM REFINANCE                                       152     86,723,967.88            25.04         5.364    739.258     64.175
Total:                                                    640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
Documentation code                                          #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                                                  336    189,986,313.92            54.85          5.33    739.402     70.354
Income Only                                                25     15,114,709.76             4.36         5.299    734.078     66.401
Asset Only                                                213    111,702,776.71            32.25          5.32    748.152     68.437
No Doc                                                     66     29,593,467.78             8.54          5.13    756.365     73.858
Total:                                                    640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
IO Flag                                                     #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
io                                                        471    260,192,787.89            75.11         5.328    745.986     69.659
am                                                        169     86,204,480.28            24.89         5.248    735.757     70.478
Total:                                                    640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
IO Term                                                     #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
N/A                                                       169     86,204,480.28            24.89         5.248    735.757     70.478
84                                                        471    260,192,787.89            75.11         5.328    745.986     69.659
Total:                                                    640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
Seasoning                                                   #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
000 - 006                                                 635    343,783,423.02            99.25          5.31    743.951     69.884
007 - 012                                                   4      1,710,341.49             0.49          5.01    709.751     71.879
013 - 018                                                   1        903,503.66             0.26         5.125        613      57.96
WtAvg (includes zeros but excludes neg values) : 1.849    640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
Relo Flag                                                   #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
Non-Relo                                                  580    314,299,259.40            90.73         5.351    743.426     69.137
Relo                                                       60     32,098,008.77             9.27         4.886    743.585     76.973
Total:                                                    640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
State                                                       #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
California                                                271    151,438,290.24            43.72         5.378    741.301     67.068
Virginia                                                   48     24,260,577.36                7         5.261    744.851     71.095
New York                                                   34     21,581,766.62             6.23         5.249    754.222     68.892
Other                                                     287    149,116,633.95            43.05         5.254    743.824     72.641
Total:                                                    640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
Next Rate Change Dates (3 month range)                      #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
NOV-2010-JAN-2011                                           1        903,503.66             0.26         5.125        613      57.96
MAY-2011-JUL-2011                                           2        923,988.98             0.27         4.824    730.682         70
AUG-2011-OCT-2011                                          14      6,888,937.69             1.99         5.301      713.4       75.4
NOV-2011-JAN-2012                                         336    176,494,722.33            50.95         5.289    740.662     68.636
FEB-2012-APR-2012                                         287    161,186,115.51            46.53         5.334    748.571     71.036
Total:                                                    640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
Lifetime Cap Rates (%)                                      #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
9.000 - 9.499                                              10      4,746,331.92             1.37         4.307      763.5     76.834
9.500 - 9.999                                              72     37,213,732.49            10.74         4.745    748.186     74.084
10.000 - 10.499                                           325    177,609,793.73            51.27         5.245    744.501     69.549
10.500 - 10.999                                           232    126,221,410.03            36.44         5.598    740.162      68.75
11.000 - 11.499                                             1        606,000.00             0.17         6.125        667      79.95
WtAvg (excludes zero and neg values) : 10.308             640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
Lifetime Floor Rates (%)                                    #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
2.500 - 2.999                                             640    346,397,268.17              100         5.308    743.441     69.863
WtAvg (excludes zero and neg values) : 2.750              640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
Initial Periodic Rate Caps                                  #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
5                                                         640    346,397,268.17              100         5.308    743.441     69.863
Total:                                                    640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
Subsequent Periodic Rate Caps                               #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
2                                                         640    346,397,268.17              100         5.308    743.441     69.863
Total:                                                    640    346,397,268.17              100         5.308    743.441     69.863



------------------------------------------------------------------------------------------------------------------------------------
Months To Next Rate Change Date                             #          Curr UPB          % Total     CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
68                                                          1        903,503.66             0.26         5.125        613      57.96
74                                                          2        923,988.98             0.27         4.824    730.682         70
77                                                          2        786,352.51             0.23         5.229    685.157     74.088
78                                                          2      1,105,772.29             0.32         5.195    735.164         80
79                                                         10      4,996,812.89             1.44         5.336    713.028     74.589
80                                                         35     21,466,018.98              6.2         5.273    747.022     66.623
81                                                         65     35,101,842.97            10.13         5.275    740.463     68.822
82                                                        236    119,926,860.38            34.62         5.296    739.582     68.941
83                                                        263    148,474,323.11            42.86         5.339    747.242     70.859
84                                                         24     12,711,792.40             3.67         5.277    764.103     73.106
WtAvg (excludes zero and neg values) : 82.151             640    346,397,268.17              100         5.308    743.441     69.863

--------------------------------------------------------------------------------
                                      Dollars          Original     % of Balance
Number of Loans                   Outstanding            Amount     over 80 OLTV
--------------------------------------------------------------------------------
630                            154,049,218.87    154,183,194.00             3.27


Summary                               Wgt Avg               Max      NonZero Min
Average UPB                        244,522.57        465,000.00        57,000.00
Gross Coupon                            5.373                 6            3.875
Original Term                             360               360              360
Stated Remaining Term                 358.033               360              350
Original LTV                            72.24                95            16.52
FICO                                  744.701               817              624
Seasoning                               1.967                10                0
Margin                                   2.75              2.75             2.75
Minimum Rate                             2.75              2.75             2.75
Maximum Rate                           10.376                11            8.875
Initial Cap                                 5                 5                5
Months to Next Rate Change             82.033                84               74
Periodic Cap                                2                 2                2
Origination YR                           2004              2005             2004
First Payment Date                  1/31/2005          4/1/2005         6/1/2004
First Rate Change Date               1/2/2012          3/1/2012         5/1/2011
Next Rate Change Date                1/2/2012          3/1/2012         5/1/2011



------------------------------------------------------------------------------------------------------------------------------------
Coupon Distribution                                           #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
3.500 - 3.999                                                 2        632,905.66             0.41       3.875    734.439     84.375
4.000 - 4.499                                                 8      1,868,758.27             1.21       4.289    759.031     77.033
4.500 - 4.999                                                48     12,824,421.14             8.32       4.765    749.788     74.448
5.000 - 5.499                                               247     62,987,230.71            40.89       5.257    744.943     72.661
5.500 - 5.999                                               323     75,198,303.09            48.81        5.61    743.009     71.275
6.000 - 6.499                                                 2        537,600.00             0.35           6    794.083     74.402
WtAvg (excludes zero and neg values) : 5.373                630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
Loan Amt Distribution                                         #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
50,000.01 - 60,000.00                                         2        117,000.00             0.08       5.622    775.051     61.563
70,000.01 - 80,000.00                                         3        233,253.78             0.15       5.583    793.378     57.651
80,000.01 - 90,000.00                                         6        506,015.32             0.33       5.561    731.795       55.5
90,000.01 - 100,000.00                                       11      1,065,035.11             0.69       5.422    752.538     63.055
100,000.01 - 125,000.00                                      32      3,742,039.55             2.43       5.503    751.715     69.701
125,000.01 - 150,000.00                                      45      6,163,827.23                4       5.423    753.297     72.104
150,000.01 - 175,000.00                                      50      8,106,023.80             5.26        5.44    736.248     75.142
175,000.01 - 200,000.00                                      68     12,821,911.98             8.32       5.407    748.204     71.467
200,000.01 - 225,000.00                                      42      9,042,931.81             5.87       5.478    743.094     71.262
225,000.01 - 250,000.00                                      58     13,814,709.77             8.97       5.393    746.314     73.808
250,000.01 - 275,000.00                                      54     14,149,001.08             9.18       5.355    747.308     74.792
275,000.01 - 300,000.00                                      74     21,348,309.69            13.86       5.342    749.772     73.023
300,000.01 - 359,650.00                                     179     60,389,486.18             39.2       5.332    740.498     71.793
359,650.01 - 400,000.00                                       2        776,898.71              0.5       5.375    758.013     65.811
400,000.01 - 500,000.00                                       4      1,772,774.86             1.15       5.502     754.99     64.364
Total:                                                      630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
Product Type                                                  #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
7-1 CMT Arm (IO)                                            602    146,556,217.78            95.14       5.377    746.114     72.572
7-1 CMT Arm                                                  28      7,493,001.09             4.86        5.31    717.068     65.759
Total:                                                      630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
FICO distribution                                             #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
620 - 649.99                                                  3        835,570.47             0.54       5.298    635.966     74.776
650 - 679.99                                                 15      4,251,302.28             2.76       5.447     666.31     75.656
680 - 699.99                                                 68     17,123,990.90            11.12       5.334    689.945     71.317
700 - 749.99                                                233     56,296,372.42            36.54         5.4    725.403     73.758
750 - 799.99                                                273     66,867,668.45            43.41       5.356    773.227     71.967
800+                                                         38      8,674,314.35             5.63       5.388    807.041     64.408
WtAvg (excludes zero and neg values) : 744.701              630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
Original LTV                                                  #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
0 - 60.00                                                   106     25,287,593.64            16.42       5.386    753.129     47.486
60.01 - 70.00                                                80     21,614,651.06            14.03       5.456    737.661     66.013
70.01 - 80.00                                               421    102,102,041.98            66.28       5.356     744.51     78.805
80.01 - 85.00                                                 1        244,300.00             0.16       5.375        727      82.26
85.01 - 90.00                                                15      3,336,007.19             2.17       5.209    743.719     88.876
90.01 - 95.00                                                 7      1,464,625.00             0.95       5.518    721.577     94.315
WtAvg (excludes zero and neg values) : 72.240               630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
Property Type                                                 #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
SINGLE FAM DWELLING                                         492    120,720,052.82            78.36       5.365      744.3     72.139
LOWRISE CONDO SF                                             99     24,103,359.57            15.65       5.419    743.767     73.134
HIGHRISE CONDO SF                                            24      5,805,819.55             3.77       5.326    750.646     70.762
PUD                                                           9      2,021,000.10             1.31        5.43    738.436      72.37
TWO FAMILY                                                    4        961,586.83             0.62       5.438     781.52     71.776
CO-OP                                                         2        437,400.00             0.28       5.367    776.064     71.093
Total:                                                      630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
Occupancy Type                                                #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
PRIMARY                                                     579    141,807,955.66            92.05       5.373    743.823     72.202
SECOND HOME                                                  51     12,241,263.21             7.95       5.381    754.877     72.689
Total:                                                      630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
Lien Priority                                                 #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
1st Lien                                                    630    154,049,218.87              100       5.373    744.701      72.24
Total:                                                      630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
Original Term                                                 #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
241 - 360                                                   630    154,049,218.87              100       5.373    744.701      72.24
WtAvg (excludes zero and neg values) : 360.000              630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
Stated Remaining Term                                         #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
349 - 360                                                   630    154,049,218.87              100       5.373    744.701      72.24
WtAvg (excludes zero and neg values) : 358.033              630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
Purpose Type                                                  #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
REFI EQUITY TAKEOUT                                         104     26,424,916.71            17.15       5.508    733.042     60.362
PURCHASE                                                    420    102,611,312.15            66.61       5.328    748.795     76.171
RATE/TERM REFINANCE                                         106     25,012,990.01            16.24       5.419    740.223     68.666
Total:                                                      630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
Documentation code                                            #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
Full Doc                                                    318     77,232,956.46            50.14       5.394    734.353     74.296
Income Only                                                  25      6,212,379.36             4.03        5.47    736.403      67.21
Asset Only                                                  221     53,671,175.07            34.84       5.409    753.355     69.876
No Doc                                                       66     16,932,707.98            10.99       5.131    767.514     72.202
Total:                                                      630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
IO Flag                                                       #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
io                                                          602    146,556,217.78            95.14       5.377    746.114     72.572
am                                                           28      7,493,001.09             4.86        5.31    717.068     65.759
Total:                                                      630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
IO Term                                                       #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
N/A                                                          28      7,493,001.09             4.86        5.31    717.068     65.759
84                                                          602    146,556,217.78            95.14       5.377    746.114     72.572
Total:                                                      630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
Seasoning                                                     #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
000 - 006                                                   626    152,688,446.06            99.12       5.376    744.474     72.322
007 - 012                                                     4      1,360,772.81             0.88       5.094    770.166     63.115
WtAvg (includes zeros but excludes neg values) : 1.967      630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
Relo Flag                                                     #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
Non-Relo                                                    589    143,197,286.32            92.96       5.411    744.211     71.839
Relo                                                         41     10,851,932.55             7.04       4.882     751.17      77.54
Total:                                                      630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
State                                                         #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
California                                                  103     29,879,559.73             19.4        5.43      735.7     66.523
Florida                                                      60     13,975,920.40             9.07       5.379    748.861     75.269
Virginia                                                     43     11,197,338.61             7.27       5.287    750.672     73.258
New Jersey                                                   34      9,465,906.46             6.14       5.396    756.663     72.509
Maryland                                                     32      9,062,571.25             5.88       5.417    747.389     75.391
Minnesota                                                    38      8,173,729.03             5.31       5.446    752.838      75.02
Georgia                                                      36      7,984,237.17             5.18        5.35    748.044     76.178
Other                                                       284     64,309,956.22            41.75       5.345    743.351     72.736
Total:                                                      630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
Next Rate Change Dates (3 month range)                        #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
MAY-2011-JUL-2011                                             3      1,024,772.81             0.67       4.879    767.598     60.857
AUG-2011-OCT-2011                                            13      4,092,357.98             2.66       5.357    764.692     69.598
NOV-2011-JAN-2012                                           335     85,815,882.22            55.71       5.363     744.37     72.095
FEB-2012-APR-2012                                           279     63,116,205.86            40.97       5.397    743.484     72.794
Total:                                                      630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
Lifetime Cap Rates (%)                                        #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
8.500 - 8.999                                                 2        632,905.66             0.41       3.875    734.439     84.375
9.000 - 9.499                                                 8      1,868,758.27             1.21       4.289    759.031     77.033
9.500 - 9.999                                                48     12,824,421.14             8.32       4.765    749.788     74.448
10.000 - 10.499                                             246     62,667,280.97            40.68       5.258    744.958     72.623
10.500 - 10.999                                             323     75,198,303.09            48.81        5.61    743.009     71.275
11.000 - 11.499                                               3        857,549.74             0.56       5.627    774.651      76.49
WtAvg (excludes zero and neg values) : 10.376               630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
Lifetime Floor Rates (%)                                      #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
2.500 - 2.999                                               630    154,049,218.87              100       5.373    744.701      72.24
WtAvg (excludes zero and neg values) : 2.750                630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
Initial Periodic Rate Caps                                    #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
5                                                           630    154,049,218.87              100       5.373    744.701      72.24
Total:                                                      630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
Subsequent Periodic Rate Caps                                 #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
2                                                           630    154,049,218.87              100       5.373    744.701      72.24
Total:                                                      630    154,049,218.87              100       5.373    744.701      72.24



------------------------------------------------------------------------------------------------------------------------------------
Months To Next Rate Change Date                               #          Curr UPB          % Total   CURR RATE       FICO       OLTV
                                                                                                            WA         WA         WA
------------------------------------------------------------------------------------------------------------------------------------
74                                                            1        333,999.93             0.22        4.75        803      37.11
75                                                            1        350,000.00             0.23        5.25        749      64.88
76                                                            1        340,772.88             0.22       4.625        752         80
77                                                            1        336,000.00             0.22        5.75        778         70
78                                                            3        950,701.11             0.62       5.114      762.1         80
79                                                            9      2,805,656.87             1.82       5.393    763.976     66.025
80                                                           49     13,976,517.71             9.07       5.334    743.438     68.329
81                                                           60     17,217,481.01            11.18       5.324    736.994     70.053
82                                                          226     54,621,883.50            35.46       5.382    746.933     73.702
83                                                          245     54,912,057.86            35.65       5.398    744.866     72.597
84                                                           34      8,204,148.00             5.33       5.392    734.234     74.115
WtAvg (excludes zero and neg values) : 82.033               630    154,049,218.87              100       5.373    744.701      72.24

================================================================================
                                   TERM SHEET
================================================================================
                     Wells Fargo Mortgage Backed Securities
================================================================================
                           $500,446,487 (Approximate)
================================================================================
                                 WFMBS 2005-AR5
                       Mortgage Pass-Through Certificates
--------------------------------------------------------------------------------


                    Wells Fargo Asset Securities Corporation
                                     Seller

                             Wells Fargo Bank, N.A.
                          Master Servicer and Servicer

================================================================================

                                [citigroup-LOGO]

                                  March 8, 2005


--------------------------------------------------------------------------------
The information herein has been provided solely by Citigroup Global Markets Inc. ("CGMI") based upon information with respect to the mortgage loans provided by the Issuer and its affiliates. Neither the Issuer nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary and supersedes any prior information and will be superseded by the prospectus supplement and prospectus and by any other information subsequently filed with the Securities and Exchange Commission (SEC). All assumptions and information in this report reflect CGMI 's judgment as of this date and are subject to change. All analyses are based on certain assumptions noted herein and different assumptions could yield substantially different results. You are cautioned that there is no universally accepted method for analyzing financial instruments. You should review the assumptions; there may be differences between these assumptions and your actual business practices. Further, CGMI does not guarantee any results and there is no guarantee as to the liquidity of the instruments involved in this analysis. The decision to adopt any strategy remains your responsibility. CGMI (or any of its affiliates) or their officers, directors, analysts or employees may have positions in securities, commodities or derivative instruments thereon referred to here, and may, as principal or agent, buy or sell such securities, commodities or derivative instruments. In addition, CGMI may make a market in the securities referred to herein. Neither the information nor the assumptions reflected herein should be construed to be, or constitute, an offer to sell or buy or a solicitation of an offer to sell or buy any securities, commodities or derivative instruments mentioned herein. No sale of any securities, commodities or derivative instruments should be consummated without the purchaser first having received a prospectus and prospectus supplement. Finally, CGMI has not addressed the legal, accounting and tax implications of the analysis with respect to you, and CGMI strongly urges you to seek advice from your counsel, accountant and tax advisor. A final Prospectus and Prospectus Supplement may be obtained by contacting CGMI's Mortgage Trading Desk at (212) 723-6217.
--------------------------------------------------------------------------------

====================================================================================================================================
                                                              Structure
====================================================================================================================================
   Class        Size ($)          Group Description                     Class Type                      Rating (Fitch/Moody's)
   I-A-1      144,652,000         Conforming, Group I                  Super Senior                             AAA/Aaa
  II-A-1      325,266,000      Non-Conforming, Group II                Super Senior                             AAA/Aaa
  II-A-R              100      Non-Conforming, Group II                  Residual                               AAA/Aaa
    A-2        15,264,000     Component (I-A-2, II-A-2)*      Senior Support to I-A-1, II-A-1                  AAA/[TBD]
    B-1         7,757,000             All Groups                        Subordinate                               AA
    B-2         3,003,000             All Groups                        Subordinate                                A
    B-3         1,751,000             All Groups                        Subordinate                               BBB
------------------------------------------------------------------------------------------------------------------------------------
   B-4**        1,001,000             All Groups                        Subordinate                               BB
   B-5**          751,100             All Groups                        Subordinate                                B
   B-6**        1,001,387             All Groups                        Subordinate                               NR
====================================================================================================================================

The sizes of the Certificates are subject to change based on the final pool as of the Settlement Date and additional rating agency analysis.


*A-1 Components are as follows:

===============================================================
Senior Support             Size ($)
Component
I-A-2                     4,699,000      Component of A-2
II-A-2                   10,565,000      Component of A-2
===============================================================

**   These Certificates are not offered pursuant to this term sheet.


--------------------------------------------------------------------------------
      This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup
               Global Markets Inc. Financial Advisor immediately.              2

================================================================================
                         Citigroup Global Markets Inc.
================================================================================
Name:                    Telephone:           E-Mail:
--------------------------------------------------------------------------------
James De Mare            (212) 723-6217       james.p.demare@citigroup.com
Managing Director

Brian Delany             (212) 723-6217       brian.delany@citigroup.com
Director

Matt                     (212) 723-6217       matthew.cherwin@citigroup.com
Cherwin
Director
                         (212) 723-6217       julie.a.mcdermott@citigroup.com
Julie McDermott
Associate

Pete Steinmetz           (212) 723-6391       peter.d.steinmetz@citigroup.com
Director

Pavithra Jayaraman       (212) 723-6386       pavithra.jayaramen@citigroup.com
Associate

Chris Galloway           (212) 723-6748       christopher.galloway@citigroup.com
Associate

Jon Riber                (212) 723-9937       jonathan.riber@citigroup.com
Associate
================================================================================


--------------------------------------------------------------------------------
      This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup
               Global Markets Inc. Financial Advisor immediately.              3

====================================================================================================================================
                                                        Transaction Overview
====================================================================================================================================
The Collateral:                            Comprised of two groups of adjustable-rate, first lien, relocation and non-relocation residential mortgage loans, totaling approximately $500,466,487 (the "Mortgage Loans").
                                           The Group I Mortgage Loans have conforming balances. The Group II Mortgage Loans do not have conforming balances. The Mortgage Loans are One Year CMT indexed with initial rate adjustments occurring seven years after the date of origination.


Cut-Off Date:                              March 1, 2005

1st Distribution Date:                     April 25, 2005

Seller:                                    Wells Fargo Asset Securities Corporation


Master Servicer & Servicer:                Wells Fargo Bank, N.A.

Lead & Sole Underwriter:                   Citigroup Global Markets Inc.

Structure:                                 Senior/Subordinate

Offered Certificates:                      Class I-A-1, Class II-A-I, (referred to as the "Super Senior Certificates"), Class A-2
                                           (referred to as "Senior Support Certificates") and Class II-A-R Certificates (referred to as the "Residual Certificates" and along with the Super Senior Certificates and the
                                           Senior Support Certificates referred to as the "Senior Certificates"). In addition to the
                                           Senior Certificates, there will also be three classes of subordinate certificates offered
                                           (the "Offered Subordinate Certificates"), which are designated as the Class B-1
                                           Certificates, Class B-2 Certificates and Class B-3 Certificates.

Non-Offered Certificates:                  The Class B-4, B-5 and B-6 Certificates (referred to as the "Non-Offered Subordinate
                                           Certificates" will not be offered, and together with the Offered Subordinate Certificates are referred to as the "Subordinate Certificates").


Interest Payments:                         The Super Senior Certificates and the Residual Certificates will bear interest at a variable-rate (the "Pass-Through Rate") equal to the weighted average of the net mortgage rates on the related mortgage loan group. The Senior Support Certificates will bear interest at a variable rate equal to the weighted average net mortgage rates of the components represented by each Super Senior Certificate. The Subordinate Certificates will bear interest at a variable-rate equal to the weighted average of the weighted average net mortgage rates of the mortgage loans in each loan group, weighted on the basis of the subordinate component for each loan group.

====================================================================================================================================


--------------------------------------------------------------------------------
      This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup
               Global Markets Inc. Financial Advisor immediately.              4

====================================================================================================================================
                                                        Transaction Overview
====================================================================================================================================
Credit Enhancement:                        Credit Enhancement for the Certificates will be provided by a senior/subordinate shifting interest structure with the Subordinate Certificates providing credit enhancement for the
                                           Senior Certificates. The Super Senior Certificates will also have additional credit enhancement from the Senior Support Certificates with respect to loss allocation.


Subordination:                                      Class                       Ratings (TBD)              Credit Enhancement Levels
                                                    -----                       -------------              -------------------------
                                             Senior Certificates                     AAA                       3.05% (+/- 25 bps)


Payment Priority:                          Distributions on the Certificates will be made on the 25th day of each month (or next business day). The payments to the Certificates, to the extent of available funds, will be made according to the following priority:


                                           Available Funds:

                                           The payments to the Certificates, to the extent of available funds from the Mortgage
                                           Loans, will be made according to the following priority:

                                           1.   Payment of interest, concurrently, to the holders of the Senior Certificates from available funds from the related group of mortgage loans in an amount equal to their respective Pass-Through Rates;

                                           2.   Payment of principal to the holders of the Residual Certificates from the Group II
                                                Mortgage Loans and then, concurrently, to the Super Senior Certificates and the
                                                Senior Support Components, pro rata, their allocable share of principal from their respective loan groups; and

                                           3.   Payment of interest and principal sequentially to the Subordinate Certificates in order of their numerical class designations, beginning first with the Class B-1
                                                Certificates and then to the other classes of Offered and Non-Offered Subordinate
                                                Certificates, so each Subordinate Certificate shall receive, subject to available funds:

                                                (a) the pass-through rate for that class of certificates; and

                                                (b) such class's allocable share of principal


Allocation of Losses:                      Realized Losses on the mortgage loans in each loan group will be allocated, first, to the
                                           Non-Offered Certificates in order of their reverse numerical class designations until the certificate principal balance of each such Certificate has been reduced to zero and then, to the Offered Subordinate Certificates in order of their reverse numerical class designations until the certificate principal balance of each such Certificate has been reduced to zero. Thereafter Realized Losses on the mortgage loans in each loan group will be allocated to its corresponding Senior Support Component. After the certificate principal balance of the Senior Support Certificates has been reduced to zero, losses from each loan group will be allocated to its corresponding Super Senior Certificate.

                                           Class                               Loss Protection

                                           Super Senior Certificates           8.00%

                                           Senior Support Certificates         6.65%

                                           Class                               Loss Protection

                                           Super Senior Certificates:          6.10% (+/- 25 bps)

                                           Senior Support Certificates:        3.05% (+/- 25 bps)
====================================================================================================================================


--------------------------------------------------------------------------------
      This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup
               Global Markets Inc. Financial Advisor immediately.              5

====================================================================================================================================
                                                        Transaction Overview
====================================================================================================================================
Shifting Interest:                         The Super Senior Certificates and the Senior Support Certificates will be entitled to receive 100% of the prepayments on the Mortgage Loans until March 2012. After such time and provided that (i) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the Current Principal
                                           Amount of the Subordinate Certificates does not exceed 50% and (ii) cumulative realized losses for the Mortgage Loans do not exceed 30%, 35%, 40%, 45% or 50% for each test date, the Subordinate Certificates will receive increasing portions of unscheduled principal prepayments from the Mortgage Loans. The prepayment percentages on the Subordinate
                                           Certificates are as follows:



                                                    April 2005 - March 2012              0% of their pro rata share

                                                    April 2012 - March 2013             30% of their pro rata share

                                                    April 2013 - March 2014             40% of their pro rata share

                                                    April 2014 - March 2015             60% of their pro rata share

                                                    April 2015 - March 2016             80% of their pro rata share

                                                    April 2016 - and after             100% of their pro rata share



                                           In addition, if (i) the Subordinate Certificate percentage increases to more than twice the Subordinate Certificate percentage as of the Cut-Off Date, (ii) the principal balance of the Mortgage Loans 60 days or more delinquent, averaged over the last 6 months, as a percentage of the current principal balance of the Subordinate Certificates does not exceed 50% and (iii) (a) prior to 3 years, cumulative realized losses on the Mortgage
                                           Loans do not exceed 20% of the original Subordinate Certificate balance, then the
                                           Subordinate Certificates will receive 50% of their pro rata share of unscheduled principal prepayments from the Mortgage Loans or (b) after 3 years, cumulative realized losses on the Mortgage Loans do not exceed 30% of the original Subordinate Certificate balance, then the Subordinate Certificates will receive 100% of their pro rata share of unscheduled principal prepayments from the Mortgage Loans.


Call Provision:                            At its option, the Seller (or an affiliate of the Seller) may purchase all of the
                                           Mortgage Loans (and properties acquired on behalf of the trust) when the Mortgage Loans remaining in the trust as of the last day of the related collection period, have been reduced to less than 10% of the principal balance of the Mortgage Loans as of the Cut-Off
                                           Date. The Certificates will be redeemed at par plus accrued interest.


Distribution Date:                         Distribution of principal and interest on the certificates will be made on the 25th day of each month or, if such day is not a business day, on the first business day thereafter commencing in April 2005.

====================================================================================================================================


--------------------------------------------------------------------------------
      This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup
               Global Markets Inc. Financial Advisor immediately.              6

====================================================================================================================================
                                                        Transaction Overview
====================================================================================================================================

P&I Advances:                              The Servicer is required to advance delinquent payments of principal and interest on the
                                           Mortgage Loans to the extent such amounts are deemed recoverable. The Master Servicer will be required to advance to the extent that the underlying servicer fails in its obligation. The Servicer and/or Master Servicer are entitled to be reimbursed for these advances, and therefore these advances are not a form of credit enhancement.


Compensating Interest:                     The Master Servicer will be obligated to pay an amount equal to the lesser of (i) the aggregate Prepayment Interest Shortfall and (ii) the lesser of (x) the product of (a)
                                           1/12th of 0.20% and (b) the aggregate Scheduled Principal Balance of the Mortgage Loans for such Distribution Date and (y) the Available Master Servicing Compensation for such
                                           Distribution Date.


Underwriting Standards:                    The Mortgage Loans were underwritten to the guidelines of the originators as more fully described in the prospectus supplement.


Legal Structure:                           Designated portions of the trust will be established as one or more REMICs for federal income tax purposes.


SMMEA Considerations:                      The Super Senior Certificates, the Senior Support Certificates, the Class B-1
                                           Certificates and the Residual Certificates are expected to constitute "mortgage related securities" for purposes of the Secondary Mortgage Market Enhancement Act of 1984
                                           (SMMEA). The Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates will
                                           NOT be SMMEA eligible.

ERISA Considerations:                      The Super Senior Certificates, the Senior Support Certificates and the Offered
                                           Subordinate Certificates are expected to be ERISA eligible as of the Closing Date. The
                                           Non-Offered Subordinate Certificates and the Residual Certificates are NOT expected to be
                                           ERISA eligible. Prospective investors should consult with their counsel with respect to the consequences under ERISA and the Internal Revenue Code of an ERISA Plan's acquisition and ownership of the certificates.

Form of Registration:                      The Super Senior Certificates, the Senior Support Certificates and the Offered
                                           Subordinate Certificates will be issued in book-entry form through DTC. The Non Offered
                                           Subordinate Certificates and the Residual Certificate will be issued in fully registered, certificated form.


Minimum Denominations:                     The Super Senior Certificates and the Senior Support Certificates will be issued with a minimum denomination of $25,000 and $100,000, respectively, with incremental denominations of $1,000. The Offered Subordinate Certificates will be issued with a minimum denomination of $100,000 with incremental denominations of $1,000. The
                                           Non-Offered Subordinate Certificates will be issued with a minimum denomination of
                                           $250,000 with incremental denominations of $1,000.

                                           If necessary, in order to aggregate the initial principal balance of a class, one certificate of such class will be issued in an incremental denomination of less than shown above.


====================================================================================================================================


--------------------------------------------------------------------------------
      This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup
               Global Markets Inc. Financial Advisor immediately.              7

--------------------------------------------------------------------------------
                               WFMBS 2005-AR5
                               MORTGAGE LOANS
                                 7/1 YR CMT
                       GROUP I CONFORMING POOL PROFILE
--------------------------------------------------------------------------------

                                                            7/1 Pool
MORTGAGE LOAN CUTOFF DATE                                   1-Mar-05
AGGREGATE BALANCE                                         $154,049,219
COUPON (net/gross)                                        5.113%/5.373%
GWAC RANGE                                               3.875% - 6.000%
WEIGHTED AVERAGE SERVICE FEE                                25.0 bps
MASTER SERVICING FEE                                         1.0 bps
TOTAL SERVICING FEE                                         26.0 bps
MARGIN (net/gross)                                        2.490%/2.750%
INDEXED = 1 YR CMT                                            100%
INITIAL CAP                                                   5.00%
PERIODIC CAP                                                  2.00%
RESET FREQUENCY                                             Annually
LIFECAP (net/gross)                                      10.116%/10.376%
WA MONTHS TO NEXT ROLL                                         82
INTEREST ONLY PERCENT                                          95%
WAM (in months)                                                358
WALTV                                                          72%
CALIFORNIA PERCENT                                             19%
SINGLE LARGEST ZIP CODE PERCENT                               0.73%
AVERAGE LOAN BALANCE                                        $244,523
LARGEST INDIVIDUAL LOAN BALANCE                             $465,000
CASH OUT REFINANCE PERCENT                                     17%
OWNER OCCUPIED                                                 92%
SINGLE FAMILY DETACHED PERCENT                                 78%
FULL DOCUMENTATION PERCENT                                     50%
WA FICO                                                        745
RELOCATION PERCENT                                            7.0%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup
               Global Markets Inc. Financial Advisor immediately.              8

--------------------------------------------------------------------------------
                               WFMBS 2005-AR5
                               MORTGAGE LOANS
                                 7/1 YR CMT
                    GROUP II NON-CONFORMING POOL PROFILE
--------------------------------------------------------------------------------
                                                           7/1 Pool
MORTGAGE LOAN CUTOFF DATE                                  1-Mar-05
AGGREGATE BALANCE                                        $346,397,268
COUPON (net/gross)                                      5.048%/5.308%
GWAC RANGE                                             4.125% - 6.125%
WEIGHTED AVERAGE SERVICE FEE                               25.0 bps
MASTER SERVICING FEE                                       1.0 bps
TOTAL SERVICING FEE                                        26.0 bps
MARGIN (net/gross)                                      2.490%/2.750%
INDEXED = 1 YR CMT                                           100%
INITIAL CAP                                                 5.00%
PERIODIC CAP                                                2.00%
RESET FREQUENCY                                            Annually
LIFECAP (net/gross)                                    10.048%/10.308%
WA MONTHS TO NEXT ROLL                                        82
INTEREST ONLY PERCENT                                        75%
WAM (in months)                                              358
WALTV                                                        70%
CALIFORNIA PERCENT                                           44%
SINGLE LARGEST ZIP CODE PERCENT                             0.80%
AVERAGE LOAN BALANCE                                       $541,246
LARGEST INDIVIDUAL LOAN BALANCE                           $1,820,000
CASH OUT REFINANCE PERCENT                                   14%
OWNER OCCUPIED                                               96%
SINGLE FAMILY DETACHED PERCENT                               90%
FULL DOCUMENTATION PERCENT                                   55%
WA FICO                                                      743
RELOCATION PERCENT                                           9.3%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup
               Global Markets Inc. Financial Advisor immediately.              9

--------------------------------------------------------------------------------
                                WFMBS 2005-AR5
                                MORTGAGE LOANS
                                  7/1 YR CMT
                      POOL PROFILE - Total Mortgage Loans
--------------------------------------------------------------------------------

                                                             7/1 Pool
MORTGAGE LOAN CUTOFF DATE                                    1-Mar-05
AGGREGATE BALANCE                                          $500,446,487
COUPON (net/gross)                                         5.068%/5.328%
GWAC RANGE                                                3.875% - 6.125%
WEIGHTED AVERAGE SERVICE FEE                                 25.0 bps
MASTER SERVICING FEE                                          1.0 bps
TOTAL SERVICING FEE                                          26.0 bps
MARGIN (net/gross)                                         2.490%/2.750%
INDEXED = 1 YR CMT                                             100%
INITIAL CAP                                                    5.00%
PERIODIC CAP                                                   2.00%
RESET FREQUENCY                                              Annually
LIFECAP (net/gross)                                       10.069%/10.329%
WA MONTHS TO NEXT ROLL                                          82
INTEREST ONLY PERCENT                                           81%
WAM (in months)                                                 358
WALTV                                                           71%
CALIFORNIA PERCENT                                              36%
SINGLE LARGEST ZIP CODE PERCENT                                0.57%
AVERAGE LOAN BALANCE                                         $394,052
LARGEST INDIVIDUAL LOAN BALANCE                             $1,820,000
CASH OUT REFINANCE PERCENT                                      15%
OWNER OCCUPIED                                                  95%
SINGLE FAMILY DETACHED PERCENT                                  86%
FULL DOCUMENTATION PERCENT                                      53%
WA FICO                                                         744
RELOCATION PERCENT                                             8.6%
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
      This page must be accompanied by a disclaimer. If you did not receive such a disclaimer, please contact your Citigroup
               Global Markets Inc. Financial Advisor immediately.             10